SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A

(Former name or former address, if changed since last report)

ITEM 7.01.	Regulation FD Disclosure

CUPERTINO, Calif.-- October 26, 2006--NetManage, Inc. (NASDAQ: NETM), a leading software company that provides solutions for integrating, Web enabling and accessing enterprise information systems, announced in a press release and Form 8K dated October 24, 2006 that its Board of Directors had determined not to enter into negotiations with Riley Investment Management, LLC and Zeff Capital Partners, L.P. A copy of the letter that was sent to Riley Investment Management, LLC and Zeff Capital Partners, LLP on October 24, 2006, is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	NONE
(b)	NONE

(c)	Exhibit	Description
99.1	Letter to Riley Investment Management, LLC and Zeff Capital Partners, L.P., dated October 24, 2006.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Zvi Alon
Zvi Alon
Chairman, President and Chief Executive Officer

Date: October 26, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Letter to Riley Investment Management, LLC and Zeff Capital Partners, L.P., dated October 24, 2006.